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                    Warrant Agent Agreement

This Warrant Agent Agreement ("Agreement") is made as of June 6, 2005 (the "Effective Date") by and between Alfa International Holdings Corp., a Delaware corporation ("Alfa") which has its principal offices at The Empire State Building, 350 Fifth Avenue, New York, NY 10118, and Ashton Clayton Financial Group, LLC, ("Ashton"), a New York corporation with its principal offices at 1000 South Avenue, Staten Island, NY 10314. Alfa and Ashton are sometimes referred to herein as a "Party" or as the "Parties".

     WHEREAS, Alfa is a publicly traded traded company whose $0.01 par value common stock ("Common Stock") is quoted on the Electronic Bulletin Board ("OTCBB") under the symbol TYBR., and

     WHEREAS, Alfa has two wholly owned subsidiaries - Contact
Sports, Inc. ("Contact") and Ty-Breakers Corp. ("Ty-Breakers"), and

     WHEREAS, Journey of Light, Inc. ("JOL") is a privately held
Delaware corporation and Alfa recently entered into an agreement, subject to certain conditions precedent, to acquire JOL, and

     WHEREAS, Alfa presently has four million three hundred fifty-four thousand (4,354,000) common stock purchase warrants ("Warrants") outstanding and such Warrants are held by one hundred six (106) individuals (the "Warrant Holders") and such Warrants are exercisable for the purchase of one share of Alfa's common stock at a price of seventy-five cents ($0.75) per share (the "Exercise Price") , and

     WHEREAS, Ashton is a registered broker dealer and a member of the National Association of Securities Dealers ("NASD") experienced in rendering services related to advising companies in financial and corporate matters, financial public relations, investment banking and in acting as a broker and/or placement agent in connection with the sale of securities including the exercise of warrants, and

     WHEREAS, Alfa requires investment banking and brokerage expertise to support its business and growth, and otherwise maximize the value of its business enterprises for its shareholders by effecting or arranging the origination, issuance, placement or sale of its equity securities, including the exercise of the Warrants by the Warrant Holders, and

     WHEREAS, Ashton has substantial contacts among the members of the investment community, possesses investment banking and brokerage expertise, and is willing to arrange access to its
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professional contacts and provide its expertise and services to
Alfa, and

     WHEREAS, Alfa's Board of Director's has recently approved the reduction of the Exercise Price to sixty cents ($0.60) per share for the period beginning on and including June 7, 2005 and ending on and including July 22, 2005 (the "Reduced Price Exercise Period") and after which Reduced Price Exercise Period the Exercise Price will revert to the original exercise price of seventy-five cents ($0.75), and

     WHEREAS, Alfa desires to employ Ashton on a non-exclusive basis as its agent (the "Warrant Agent") to contact the Warrant Holders during the Reduced Price Exercise Period to make such Warrant Holders aware of their rights and opportunities under the Warrants and to assist Alfa in soliciting the exercise of such Warrants by its Warrant Holders and Ashton is agreeable to such a relationship.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and subject to the conditions hereof, and intending to be legally bound hereto, the Parties agree as follows:

1. Recitals. The above stated recitals are all incorporated herein as if fully set forth in the body of this Agreement.

2. Appointment. Alfa hereby appoints Ashton as its non-exclusive Warrant Agent and hereby retains and employs Ashton upon the terms and conditions of this Agreement. Ashton accepts such appointment.

3.   Duties / Services.
     3.1. Duties.
     (I) Duties of Alfa.
     A. Alfa shall promptly supply Ashton with a listing of the Warrant Holders which shall include each Warrant Holder's name, address and contact information. Alfa shall also provide Ashton with a copy of the Warrant Agreement as well as the appropriate forms to be used by Warrant Holders to exercise the Warrants.

     B. Ashton has undertaken a due diligence investigation of Alfa prior to entering into this Agreement and Ashton will familiarize itself with Alfa's periodic reports on Forms 10-KSB, 10-QSB and 8-K as filed via the EDGAR system with the Securities & Exchange Commission ("SEC") and any such reports filed in the future during the Term of this Agreement (collectively, the "SEC Reports"). Further, Alfa shall furnish to Ashton copies of documents, agreements, sample products and information - including
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information on JOL - as Ashton may reasonably request in
connection with Ashton's due diligence investigation of Alfa, Alfa's disclosures contained in the SEC Reports, and Alfa's planned business operations. Alfa further covenants and agrees to continue to reflect in its SEC Reports all material changes in its business plans or operations or financial condition.

     C. Ashton's shareholders, officers, employees, members of their families and or consultants to Ashton or agents of Ashton may purchase Common Stock or other securities of Alfa and, in the future, may hold positions in and engage in transactions with respect to Alfa's Common Stock. Since Ashton imposes restrictions on such transactions to guard against trading on the basis of non-public information, Alfa shall at the time it supplies any such non-public information, notify Ashton of its non-public nature.

     (II) Duties of Ashton.

     (A) Ashton is, and shall throughout the Term of this Agreement, remain a member in good standing of the NASD. Ashton shall immediately notify Alfa of any change in its status as a member in good standing of the NASD;

     (B) Ashton shall be duly registered as a broker/dealer pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and shall maintain such registration in good standing during the Term of this Agreement. Both Ashton and any principal or registered representative of Aston are, and shall during the Term hereof remain, registered in every state where the Warrant Holders reside. Ashton shall immediately notify Alfa of any change in its status as a duly registered broker/dealer under the 1934 Act;

     (C) Ashton shall comply with all rules regulations, proclamations, directives and decisions of the SEC, NASD or any state regulatory agency having jurisdiction over the offer and sale of securities or the solicitation of the Warrants with respect to the manner in which potential investors are solicited including, but not limited to the rules and regulations relating to the use of "cold calling" of potential investors and the requirement that Ashton have a pre-existing relationship with potential investors who are so solicited. It shall be the sole obligation of Ashton to assure compliance with all such regulatory rules, regulations and procedures;

     (D) In the course of the performance of this Agreement it is expected that specific sensitive material non-public information concerning the operations or planned operations of Alfa and JOL and their business and potential business partners
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and associates and their future plans shall come to the attention and knowledge of Ashton. In such event Ashton agrees that it will not divulge, discuss, or otherwise reveal such information to any third parties;

     (E) Ashton agrees that any breach of the foregoing provisions shall constitute a material breach of this Agreement;

     3.2. Services. Ashton will provide to Alfa, on a best efforts basis, services as follows:

     3.2.1. Advice and Counsel: Ashton will provide advice and counsel regarding Alfa's business and financial plans and strategies to the extent requested by Alfa and consistent with the terms of this Agreement and the rules and regulations of any regulatory agency having jurisidiction over such activities.

     3.2.2 Brokerage Activities: To the extent consistent with Alfa's business objectives of attracting long-term investors to its Common Stoock, Ashton will use its best efforts to arrange or effect, as a broker, the purchase by investors and/or investment funds of Alfa's publicly traded Common Stock.

     3.2.3   Warrant Agent:	Ashton shall act as Alfa's non-
exclusive Warrant Agent during the Reduced Price Exercise Period
(and any extension by Alfa thereof) with respect to the possible exercise of Warrants by the Warrant Holders.

     3.2.4 Best Efforts: Ashton shall devote such time and best efforts to the affairs of Alfa as are reasonable and adequate to render the services contemplated by this Agreement. Ashton cannot guarantee results on behalf of Alfa but will pursue all avenues available to it and through its network of financial and other contacts.


4.   Compensation to Ashton

     4.1 Warrant Agent Fee: As compensation for its services as Warrant Agent hereunder, Alfa shall pay Ashton ten percent (10%) of the gross amount of the proceeds received by Alfa as a result of the exercise during the Reduced Price Exercise Period of the Warrants when such exercise by the Warrant Holders is a result of the efforts of Ashton.

     4.2  Subscriber List:    Alfa shall deliver to Ashton the
listing of the holders of Alfa's Series B Preferred stock who are also the Warrant Holders. The majority of the Warrant Holders are "accredited investors" and Ashton acknowledges that Alfa's
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introduction of the Warrant Holders to Ashton is of value to
Ashton's business.


5.   Representations.   Each party hereby represents, covenants
and warrants to the other party as follows:

     5.1 Execution by Ashton. The execution and performance of this Agreement by Ashton has been duly authorized by the Board of Directors of Ashton in accordance with its charter, by-laws and all applicable laws and constitutes the valid and binding obligation of Ashton duly enforceable according to its terms. The performance by Ashton of this Agreement will not violate any applicable court decree or order, law or regulation, nor will it violate any provision of the organizational documents or bylaws of Ashton or any contractual obligation by which Ashton may be bound.

     5.2 Execution by Alfa. The execution and performance of this Agreement by Alfa has been duly authorized by the Board of Directors of Alfa in accordance with its charter, by-laws and all applicable laws and constitutes the valid and binding obligation of Alfa duly enforceable according to its terms. The performance by Alfa of this Agreement will not violate any applicable court decree or order, law or regulation, nor will it violate any provision of the organizational documents or bylaws of Alfa or any contractual obligation by which Alfa may be bound.

     5.3 Authorization: Each Party and its signatories hereto has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. Frank J. Drohan and John Stalanski as the persons executing this Agreement on behalf of Alfa and Ashton respectively, each represent and warrant that they have the full power and authority to execute this Agreement on behalf of Alfa and Ashton respectively and that the Boards of Directors of Alfa and Ashton, as the case may be, have authorized them to execute and deliver this Agreement.

     5.4 No Violation: Neither the execution and delivery of this Agreement by a Party nor the consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of such Party, or violate any terms or provision of any other agreement to which such Party is bound, or any statute or law.

     5.5 Consents: No consent of any person, other than the signatories hereto, is necessary to the consummation of the transactions contemplated hereby.

     5.6 Reliance:  Each Party has relied and will rely upon the
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documents, instruments and written information furnished by the other Party and its officers or designated employees. All representations and statements provided by or about a Party are true, complete and accurate to the best of such Party's knowledge.

     5.7  	Services Not Expressed or Implied:

     A. Ashton has not agreed with Alfa in this Agreement or any other agreement oral or written to be a market-maker in Alfa's Common Stock or other securities or in any specific securities or securities in which Alfa has an interest.

     B. Any payments made herein to Ashton are not and shall not be construed as compensation for the purposes of making a market, to cover Ashton's out-of-pocket expenses for making a market, or for the submission by Ashton of an application to make a market in any securities. At present, Ashton does not make a market in any security. In the event that it gains such ability, the Parties agree that no portion of the compensation or reimbursement hereunder shall be allocated to any such market making services.

     C. No payments made hereunder to Ashton are for the purpose of affecting the price of any security or influencing any market-making functions, including but not limited to bid/ask quotations, initiation and termination of quotations or for the submission of any application to make a market.


6.     Confidentiality:   Ashton and Alfa each agree to provide
reasonable security measures to keep information confidential when release may be detrimental to their respective business interests. Ashton and Alfa shall each require their employees, agents, affiliates, subcontractors, other licensees and others who will have access to such information through Ashton and Alfa respectively, to first enter appropriate nondisclosure agreements requiring the confidentiality contemplated by this Agreement.

7.     Term of Agreement.   This Agreement shall be effective
upon execution by the Parties and shall continue for six (6) months after the Effective Date (the "Term"), unless terminated sooner by either Party in accordance with paragraph 8 hereof.

8.     Termination.   This Agreement may be terminated by either
Party prior to the expiration of the Term upon giving to the other party thirty (30) days written notice thereof, after which time this Agreement is terminated. However, either Party may terminate this Agreement upon three (3) days prior notice if the
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other Party shall have materially breached any provision of this
Agreement or if such Party shall have failed to abide by any law, rule, regulation or directive of any governmental, quasi-governmental or regulatory agency, either federal, state or local, having jurisdiction over such Party where such violation could have an adverse effect upon the terminating Party or its business or assets. Notwithstanding the foregoing, all payments due to Ashton from Alfa pursuant to Section 4.1 hereof must be paid to Ashton by Alfa prior to any Terminationof this Agreement by Alfa.

9.   Miscellaneous Provisions

     9.1 Amendment and Modification: This Agreement may be amended, modified or supplemented only by written agreement of Ashton and Alfa.

     9.2 Waiver of Compliance: Any failure of Ashton, on the one hand, or Alfa, on the other, to comply with any obligation, agreement, or condition herein may be expressly waived in writing but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     9.3 Expenses: The Parties agree that all fees and expenses incurred by a Party in connection with this Agreement shall, unless agreed to the contrary in writing, be borne by the Party incurring such fees and expenses.

     9.4 Compliance with Regulatory Agencies: Each Party agrees that all actions, direct or indirect, taken by it and its respective agents, employees and affiliates in connection with this Agreement and the transactions contemplated hereby and any financing, underwriting, brokerage activities or Warrant solicitation hereunder shall conform to all applicable Federal and State securities laws and to the rules and regulations of any applicable regulatory body.

9.5    Notices.   Unless otherwise specifically provided in this
Agreement, all notices, requests, consents, approvals, agreements or other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered in one of the following means: (a) by hand; (b) by facsimile transmission to those parties with fax numbers indicated below (with subsequent written confirmation by another means in compliance with this
Section 9.5); (c) by registered or certified mail, first class postage prepaid, return receipt requested; or (d) by nationally recognized overnight courier, addressed to the respective addresses of the parties as follows:
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If to Alfa:                                  If to Ashton:
-----------                                  -------------
Alfa International                       Ashton Clayton Financial
  Holdings Corp.                           Group, LLC
350 Fifth Avenue, Suite 1103             1000 South Avenue
New York, NY  10118                      Staten Island, NY  10314
Fax:  212-563-3355                       Fax:  718 - 477-5022
Tel:  212-563-4141                       Tel:  718 - 477-0012

or to such other address as any Party shall designate by notice to the other Party given in accordance herewith. Any such notice or other communication shall be deemed to have been given or made
(i) upon delivery, if delivered personally, (ii) one (1) business day after transmission, if delivered by facsimile transmission during normal business hours, (iii) three (3) business days after mailing, if mailed, or (iv) one (1) business day after delivery to the courier, if delivered by overnight courier service.

9.6 Assignment: This Agreement, and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any right, interest or obligations hereunder will be assigned by any of the Parties hereto without the prior written consent of the other Party, except by operation of law.

9.7 Delegation: Neither Party shall delegate the performance of its duties under this agreement without the prior written consent of the other Party.

9.8 Publicity: Ashton shall not make or issue, or cause to be made or issued any announcement or written statement concerning this Agreement or the transactions contemplated hereby for
dissemination to the general 	public without the prior consent of
Alfa. This provision shall not apply, however, to any announcement or written statements required to be made by law or the regulations of any Federal or State govermental agency.

9.9    Governing Law:    This Agreement shall be governed by, and
construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be entirely performed therein and without regard to principles of conflict of laws. Any litigation based hereon, or arising out of, under or in connection with this Agreement shall be brought and maintained exclusively in the courts of the State of New York or in the United States District Court for the Southern District of New York. Alfa and Ashton each hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District
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of New York for the purpose of any such litigation set forth above. Alfa and Ashton each hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which they have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

9.10 Counterparts: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.11 Headings: The heading of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

9.12 Entire Agreement: This Agreement sets forth the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written.

9.13 Third Parties: Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the Parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

9.14 Severability: If any part of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that part shall be severed from the remainder of the Agreement. The invalidity or un-enforceability of any such provision of this Agreement shall not affect or limit the validity or enforceability of any other provision hereof.

9.15 Further Assurances: Each of the Parties agrees that it shall from time-to-time-time take such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

9.16 Right to Data after Termination: After termination of this Agreement each Party shall, except as may be reasonably required for its reasonable business purposes, either deliver to the other Party or destroy all non-public records, notes, data, memorandum

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and products of any nature that are the property of the other
Party and are in the custody or control of such Party.

9.17 Relationship of the Parties: Nothing contained in this Agreement shall be deemed to make either Party the partner or legal representative of the other, or to create any fiduciary relationship between them, except as otherwise expressly provided herein. It is not the intention of the parties to create, nor shall this Agreement be construed to create, any commercial relationship other than the contractual relationship set out herein. Neither Party shall have any authority to act for, or to assume any obligation or responsibility on behalf of, the other Party, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the Parties shall be separate, not joint or collective. Each Party shall be responsible only for its obligations as herein set out and shall be liable only for its costs and expenses as provided herein.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date first above written.





Alfa International                  Ashton Clayton Financial
  Holdings Corp.                      Group, LLC





By:------------------------        By:--------------------------
     Frank J. Drohan                    John Stalanski
     President                         Chief Compliance Officer
                                       Director of Operations